Exhibit 10.1

EXTENSION AGREEMENT

(Extension of Maturity Date Pursuant to Section 2.15 of the Credit Agreement)

This EXTENSION AGREEMENT (this “Agreement”) dated as of March 16, 2023 (the “Extension Effective Date”) is entered into by and among ONE GAS, INC., an Oklahoma corporation (“Borrower”), the undersigned Lenders (as defined in the Credit Agreement) (the “Consenting Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S

A. Reference is made to that certain Second Amended and Restated Credit Agreement dated March 16, 2021, among the Borrower, the Administrative Agent and the Lenders, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated March 16, 2022 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. This Agreement is being executed to evidence Borrower’s requested extension of the Maturity Date from March 16, 2027 to March 16, 2028 pursuant to Section 2.15 of the Credit Agreement (the “Extension”).

C. Each of the Consenting Lenders is entering into this Agreement in order to evidence its consent to the Extension.

NOW, THEREFORE, the parties hereto agree as follows:

1. Consent to Extension. Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 below, each Consenting Lender hereby consents to the Extension, and effective as of the Extension Effective Date, the Maturity Date applicable to each Consenting Lender is March 16, 2028.

2. Conditions Precedent to Effectiveness. This Agreement and the Extension shall be effective as of the date hereof, provided that the Administrative Agent shall have received the following (a) counterparts of this Agreement, executed by the Borrower, and Lenders holding more than 50% of the Aggregate Commitments (calculated in accordance with Section 2.15 of the Credit Agreement), (b) a certificate of the Secretary or an Assistant Secretary dated as of the date hereof containing the certifications required by Section 2.15(f)(i)(A) of the Credit Agreement, (c) a certificate of a Responsible Officer of the Borrower dated as of the date hereof containing the certifications required by Section 2.15(f)(i)(B) of the Credit Agreement, and (c) a fee in the amount separately agreed by the Borrower, for the account of each Consenting Lender.

3. Affirmation and Ratification of Loan Documents. The Borrower hereby (a) ratifies and affirms each Loan Document to which it is a party (as modified by the Extension), (b) agrees that all of its obligations and covenants under each Loan Document to which it is a party shall remain unimpaired by the execution and delivery of this Agreement and the other documents and instruments executed in connection herewith, and (c) agrees that each Loan Document to which it is a party (as modified by the Extension) shall remain in full force and effect. This Agreement is a Loan Document.

4. Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York; and (c) this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Administrative Agent of a manually-signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention.

5. ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages to Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ONE GAS, INC.

By:	/s/ Caron A. Lawhorn
Name: Caron A. Lawhorn
Title: Senior Vice President and Chief Financial Officer

Signature Page

to Extension Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Erik Truette
Name: Erik Truette
Title: Vice President

Signature Page

to Extension Agreement

BANK OF AMERICA, N.A.,
as Lender, L/C Issuer and Swing Line Lender

By:	/s/ Christopher J. Heitker
Name: Christopher J. Heitker
Title: Director

Signature Page

to Extension Agreement

JPMORGAN CHASE BANK, N.A.,
as Lender and L/C Issuer

By:	/s/ Khawaja Tariq
Name: Khawaja Tariq
Title: Vice President

Signature Page

to Extension Agreement

MIZUHO BANK, LTD,
as Lender and L/C Issuer

By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

Signature Page

to Extension Agreement

U.S. BANK NATIONAL ASSOCIATION,
as Lender and L/C Issuer

By:	/s/ Michael E Temnick
Name: Michael E Temnick
Title: Vice President

Signature Page

to Extension Agreement

TRUIST BANK,
as Lender and L/C Issuer

By:	/s/ Justin Lien
Name: Justin Lien
Title: Director

Signature Page

to Extension Agreement

ROYAL BANK OF CANADA,
as Lender and L/C Issuer

By:	/s/ Meg Donnelly
Name: Meg Donnelly
Title: Authorized Signatory

Signature Page

to Extension Agreement

WELLS FARGO BANK
NATIONAL ASSOCIATION, as Lender and L/C Issuer

By:	/s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director

Signature Page

to Extension Agreement

BOKF, NA DBA BANK OF OKLAHOMA,
as Lender

By:	/s/ Elizabeth Chase
Name: Elizabeth Chase
Title: Vice President

Signature Page

to Extension Agreement

UMB BANK, N.A.,
as Lender

By:	/s/ Stuart Sullivan
Name: Stuart Sullivan
Title: SVP, Commercial Banking

Signature Page

to Extension Agreement

ARVEST BANK, N.A., as Lender

By:	/s/ Jan Dyer
Name: Jan Dyer
Title: SVP

Signature Page

to Extension Agreement